UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

HERITAGE FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34902 (Commission File Number)	38-3814230 (IRS Employer Identification No.)

721 North Westover Boulevard, Albany, Georgia 31707

(Address of principal executive offices)

(229) 420-0000

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Following the proposed merger (the “Merger”)  of Heritage Financial Group, Inc. (“Heritage”) with Renasant Corporation  (“Renasant”), all Heritage common stock in the HeritageBank of the South 401(k) Plan (the “Heritage 401(k) Plan”) will be converted into shares of Renasant common stock.  While the trustee of the Heritage 401(k) Plan is taking the steps necessary to process and implement this conversion of shares, the participants in the Heritage 401(k) Plan will be unable to direct or diversify investments in or out of the Heritage common stock fund, which constitutes a “blackout period” for the Heritage 401(k) Plan (the “Heritage 401(k) Plan blackout period”). The Heritage 401(k) Plan blackout period is expected to begin at 1:00 PM Eastern Time on June 25, 2015, and end during the week of July 13 - July 17, 2015. The Merger and related transactions remain subject to approval by the stockholders of Heritage and Renasant and other customary closing conditions set forth in the merger agreement.  Heritage will notify participants in the Heritage 401(k) Plan of the actual dates when known.

The Heritage 401(k) Plan blackout period will last for more than three business days, and the number of participants in the Heritage 401(k) Plan constitutes more than 50% of the total number of participants in all such plans sponsored by Heritage. Accordingly, pursuant to the Securities and Exchange Commission’s Regulation BTR, a corresponding blackout period will be imposed on all of Heritage’s directors and executive officers with respect to equity securities acquired in connection with their service to Heritage.

On June 10, 2015,  Heritage sent a notice to its directors and executive officers informing them of the Heritage 401(k) Plan blackout period, during which time they will be prohibited from engaging in transactions in Heritage equity securities acquired in connection with their service to Heritage and its affiliates (the “Notice”).

Heritage provided the Notice to its directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR. A copy of the Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached as Exhibit 99.1 and incorporated herein by reference.

During the Heritage 401(k) Plan blackout period, participants in the Heritage 401(k) Plan, Heritage shareholders or other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period from, and may direct other inquiries about the blackout period to, T. Heath Fountain at Heritage Financial Group, Inc., 721 North Westover Boulevard, Albany, Georgia 31707; telephone number (229) 878-2055.  During the two year period following the ending date of the Heritage 401(k) Plan blackout period, Heritage shareholders or other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period from, and may direct other inquiries about the blackout period to, Stephen M. Corban, Renasant Corporation, 209 Troy Street, P.O. Box 709, Tupelo, Mississippi 38802-0709; telephone number (662) 680-1403.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1	Notice to Directors and Executive Officers of Heritage Financial Group, Inc. Concerning Limitations on Trading in Heritage Financial Group, Inc. Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP, INC.

Date: June 10, 2015	By: /s/ T. Heath Fountain
T. Heath Fountain Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description

99.1	Notice to Directors and Executive Officers of Heritage Financial Group, Inc. Concerning Limitations on Trading in Heritage Financial Group, Inc. Securities.